                                                CONFIDENTIAL TREATMENT GRANTED

                                                                REDACTED


                                                                  Exhibit 10.76







                               CORNING CORPORATED

                                      and

                              SPECTRAN CORPORATION







                    ---------------------------------------

                              THREE YEAR MULTIMODE
                         OPTICAL FIBER SUPPLY CONTRACT

                    ---------------------------------------



                          Dated as of January 1, 1996

                                               *CONFIDENTIAL TREATMENT GRANTED

                                     INDEX
                                     -----


ARTICLE 1 Sales and Purchases of Multimode Optical Fiber
  1.1     Multimode Fiber Purchase Amounts
  1.2     Per Meter Pricing
  1.3     Shipments
  1.4     Technical Specifications and Product Mix
  1.5     Payment Terms
  1.6     Nonexclusive Supply
  1.7     Claims for Missing or Damaged Optical Fiber
  1.8     ***
          A.  For SpecTran
          B.  For Corning



ARTICLE 2 Limited Warranty
  2.1     Warranty
  2.2     Limitation of Warranty

ARTICLE 3 Miscellaneous Provisions
  3.1     "Have Made" Rights
  3.2     SpecTran's Bank
  3.3     Addresses
  3.4     Assignability
  3.5     Force Majeure
  3.6     No Waiver
  3.7     Governing Law
  3.8     Entire Contract, Headings
  3.9     Amendments
  3.10    Severability
  3.11    Advertising
  3.12    Confidentiality



ATTACHMENT A  Estimated Annual Shipment Schedule

ATTACHMENT B  Optical Fiber Pricing and Purchase Specifications

               Three Year Multimode Optical Fiber Supply Contract
               --------------------------------------------------

        This Contract is made as of January 1, 1996, between Corning Incorporated, a New York corporation with its principal place of business in Corning, New York ("Corning") and SpecTran Corporation, a Delaware corporation with its principal place of business in Sturbridge, Massachusetts ("SpecTran").

        WHEREAS, although SpecTran and Corning are both manufacturers of multimode optical fiber, Corning in 1996, 1997 and 1998 will not have sufficient capacity to manufacture needed quantities of such optical fiber, and SpecTran is willing to sell limited quantities of such fiber to Corning as provided in this Contract; and

        WHEREAS, the parties will administer this Contract in a manner so that there will be no discussions between them of general optical fiber pricing, of specific optical fiber pricing that either is offering or has offered to third parties or of proprietary aspects of optical fiber market developments; and

        WHEREAS, both parties agree that there is no understanding between them regarding optical fiber supply from SpecTran to Corning other than for the three years of this Contract, and only for specific amounts stated herein; and

        WHEREAS, prior to the date of this contract the parties have acted as normal arm's length competitors in the marketplace; and

        WHEREAS, during the term of this Contract the parties will continue to act as normal arm's length competitors in the marketplace;

                                              * CONFIDENTIAL TREATMENT GRANTED

        THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1
                                   ---------
                 Sales and Purchases of Multimode Optical Fiber
                 ----------------------------------------------

1.1     Multimode Fiber Purchase Amounts.
        --------------------------------

                SpecTran hereby commits to sell to Corning and Corning commits
        to purchase from SpecTran during 1996 ***    kilometers of multimode
        optical fiber. For 1997, (i) SpecTran shall have available to sell to
        Corning  ***   kilometers of multimode optical fiber, and (ii) Corning
        commits to purchase from SpecTran an amount at Corning's sole option
        which is ***     of multimode optical fiber. For 1998, (i) SpecTran
        shall have available to sell to Corning   ***             kilometers of
        multimode optical fiber, and (ii) Corning commits to purchase from
        SpecTran an amount at Corning's sole option which is between ***    of
        multimode optical fiber. By way of clarification, from the preceding two sentences, Corning's only commitment, as of the date of this Contract, to purchase multimode optical fiber from SpecTran for 1997 is *** and for 1998 is ***.

        Without regard to the preceding paragraph of this Section 1.1 as it relates to projected 1998 multimode optical fiber quantities, prior to the end of 1996 Corning and SpecTran will either reconfirm or change the quantities stated in such paragraph for 1998, at which time such reconfirmed or changed 1998 quantities will be quantities which SpecTran will have available to sell and Corning will commit to purchase for 1998; the exact amounts to be purchased and

                                              * CONFIDENTIAL TREATMENT GRANTED
        sold for 1998 will be as specified quarterly as per the following paragraph.

        Not later than the last day of each calendar quarter in 1996, Corning and SpecTran shall agree to the number of multimode fiber kilometers which shall be SpecTran's committed supply and Corning's committed purchase for the corresponding quarter in 1997. When the 1997 fourth quarter amount is agreed to, the total agreed upon kilometers of
        multimode optical fiber for 1997 shall be between ***             .
        On a quarterly basis in 1997 the parties shall follow the same procedure for 1998 actual quarterly committed SpecTran supply and committed Corning purchase that they followed for 1997, as described in the first sentence of this paragraph. When the 1998 fourth quarter amount is agreed to, the total agreed upon kilometers of multimode optical fiber
        for 1998 shall be between ***          and ***      , unless such range
        is changed by mutual agreement of the parties on the basis of the preceding paragraph.

        All optical fiber purchased hereunder by Corning may be resold by Corning to any third party or parties of Corning's selection. Optical fiber made for and sold to Corning hereunder shall not be subject to and shall be outside of the terms of the license agreement effective as of the first day of January 1991 by and between Corning and SpecTran.

        If during 1996, 1997 or 1998, in addition to the above minimum SpecTran supply commitment for that year, Corning at its sole option wants to purchase any amounts of multimode optical fiber which would exceed the total agreed upon number of kilometers for such year (as stipulated in the second and third paragraphs of this Section 1.1), then not

                                              * CONFIDENTIAL TREATMENT GRANTED
        less than thirty (30) days prior to its needed delivery of such additional fiber Corning shall submit its request therefore in writing to SpecTran. Within fifteen (15) days after receiving such request, SpecTran shall reply in writing, indicating which portion (or none or all) of such additional fiber which SpecTran will also commit to supply to Corning during such year. Any portion which SpecTran by such return letter agrees to supply, SpecTran shall sell to Corning at the per meter price referenced in Section 1.2.

        Without regard to the preceding provisions of this Section 1.1 or any other provisions of this Contract (unless the parties have mutually
        agreed to purchase and sell more than ***            in accordance with
        the procedures provided above), at the point that Corning purchases
        ***    of multimode optical fiber from SpecTran during the term hereof, then all of Corning's obligations to purchase multimode optical fiber
        hereunder shall cease, even if these ***           are purchased before
        the end of the three year term hereof. Similarly, in such an event, SpecTran's corresponding obligation to keep multimode optical fiber available for Corning's possible purchases hereunder shall also cease.

1.2     Per Meter Pricing.
        ----------------

        The FOB SpecTran factory per meter invoice prices to Corning for all types of multimode fiber for 1996, 1997 and 1998 will be as shown in Attachment B.

1.3     Shipments.
        ---------

        The estimated 1996 monthly shipment schedule for multimode optical fiber supplied hereunder is listed on Attachment A hereto. The 1997 schedule shall be agreed to prior to November 1, 1996 and the 1998 schedule prior to November 1, 1997. Shipments are made on an FOB basis SpecTran's plant.

     SpecTran, at Corning's option, will either ship optical fiber to Corning or will drop ship it to a cable customer of Corning.


1.4  Technical Specifications and Product Mix.
     -----------------------------------------

     The specifications for multimode optical fiber and the different types of optical fiber sold hereunder are included in Attachment B.


1.5  Payment Terms.
     --------------

     All optical fiber sold hereunder shall be on the basis of payment due from Corning within forty five (45) days after SpecTran's FOB factory shipment. Interest at the rate of the current Citibank N.A., New York prime rate per month will be charged on all accounts at least ten (10) days past due, unless a lower rate is required by law.


1.6  Nonexclusive Supply.
     --------------------

     By way of clarification, nothing in this Contract precludes Corning from sourcing optical fiber from any party other than SpecTran or from SpecTran selling optical fiber to any party other than Corning.


1.7  Claims for Missing or Damaged Optical Fiber.
     --------------------------------------------

     If for reasons attributable to SpecTran, there is physical damage to or shortage in optical fiber supplied hereunder,

                                              * CONFIDENTIAL TREATMENT GRANTED
     resulting in any way from SpecTran's handling of such fiber after it was produced by SpecTran, a return authorization shall be made and signed by the parties. The determination under the preceding sentence must be made no later than one hundred twenty days after SpecTran's FOB shipment of the fiber with the missing or damaged portion. This signed return authorization shall serve as the basis for any claim by Corning against SpecTran, for SpecTran to give Corning appropriate credit for such damaged or missing optical fiber or to replace such fiber, at Corning's option, which credit or replacement shall be Corning's sole and exclusive remedy under this Section 1.7.

1.8  ***

     A. For SpecTran.
        ------------

        If during any year hereof ***
        -------------------------

                                              * CONFIDENTIAL TREATMENT GRANTED











B. For Corning.
   -----------

   If during any year hereof
   ***

                                              * CONFIDENTIAL TREATMENT GRANTED

                                       ARTICLE 2
                                       ---------
                                   Limited Warranty
                                   ----------------

2.1 Warranty.
    ---------

    (a) SpecTran warrants that at the time of its shipment of multimode optical fiber supplied hereunder will conform to the written specifications identified in Attachment B and shall be free from defects of design and/or workmanship and shall be fit for its intended purposes (as per item 1.2 "Product Application" in Attachment B "Purchase Specification").

    (b)  ***









2.2 Limitation of Warranty.
    -----------------------

    SpecTran guarantees and warrants all multimode optical fiber supplied by it under this Contract only to the extent set forth in this Article 2. THIS GUARANTEE CONSTITUTES THE SOLE GUARANTEE OF ANY SUCH OPTICAL FIBER
    PROVIDED BY SPECTRAN, AND IS IN LIEU OF ALL OTHER WARRANTIES (WHETHER

                                              * CONFIDENTIAL TREATMENT GRANTED

        WRITTEN, ORAL OR IMPLIED), INCLUDING BUT NOT LIMITED TO ANY OTHER WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY OTHER PURPOSE OR ANY LIABILITY FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF ANY SUCH OPTICAL FIBER.



           ***







                                   ARTICLE 3
                                   ---------
                            Miscellaneous Provisions
                            ------------------------

3.1     Grant of "Have Made" Rights.
        ---------------------------

        To the extent SpecTran is making and selling Optical Fiber to Corning under this Contract, Corning grants to SpecTran with respect to such Fiber a *** license under all "Have Made" rights possessed by Corning under licenses between Corning and AT&T.

3.2     SpecTran's Bank.
        ---------------

        All payments due SpecTran from Corning hereunder shall be made by wire transfer to the following SpecTran bank account:
        ***

3.3  Addresses.
     ----------

     Formal communications under this Contract, except of an ongoing technical/commercial nature, shall be in writing, addressed as follows:

     If to Corning:     (by mail)       The Secretary
                                        Corning Incorporated
                                        One Riverside Plaza
                                        Corning, New York 14831

                        (by fax)        Corning Incorporated
                                        The Secretary
                                        FAX No. 607-974-6135

     If to SpecTran:    (by mail)       Chairman
                                        SpecTran Corporation
                                        50 Hall Road
                                        Sturbridge, MA 01566

                        (by fax)        Chairman
                                        SpecTran Corporation
                                        FAX No. 508-347-2747

3.4  Assignability.
     --------------

     Neither party may assign any of its rights or privileges hereunder without the prior written consent of the other and any attempted assignment without such consent shall be void, except to (i) for SpecTran a wholly-owned subsidiary whose primary business is the manufacture of optical fiber, or
     (ii) for either party a successor in ownership of all or substantially all the assets of the assigning party's operations. In case of any such assignment, the assigning party fully guarantees the performance hereunder of its assignee.

3.5  Force Majeure.
     --------------

     If the performance of this Contract or of any obligation hereunder, other than the payment of any money, is prevented, restricted or interfered with by reason of any act of God, civil disorder, strike, governmental act, war or, without limiting the foregoing, by any other cause not within the control of a party hereto, then the party so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference; provided that the party so affected shall use its best reasonable efforts to avoid or remove such causes for nonperformance and shall continue performance hereunder with the utmost dispatch whenever such cases are removed.

     If a party's performance hereunder is continued to be delayed due to such force majeure so that Contract objectives hereunder are not being carried out, then both parties shall use their best reasonable efforts to remove the ramifications of the force majeure so that the parties' performances hereunder may continue.

3.6  No Waiver.
     ----------

     Failure of a party to pursue any remedy available to it following breach of this Contract by the other party or failure by such other party to comply with any provision hereof shall not be deemed to constitute a waiver by such first-mentioned party of any of its defenses, rights or causes of action arising from such or any future breach or noncompliance of the same or different nature.

3.7  Governing Law.
     --------------

     This Contract shall be governed and construed in accordance with the laws of the State of New York, except for conflicts of law principles.



3.8  Entire Contract, Headings.
     --------------------------

     This Contract, with all Attachments hereto, constitutes the entire agreement between the parties with respect to its subject matter (i.e., 1996, 1997 and 1998 SpecTran sales to Corning of multimode optical fiber). All prior or contemporaneous oral and written agreements between the parties hereto relating to optical fiber supply from SpecTran to Corning during the time period of this Contract, and all other memoranda and representations relating thereto, are superseded by this Contract.

     Headings used in this Contract are only for convenience and are not to be used in the interpretation of the Contract.


3.9  Amendments.
     -----------

     This Contract may be amended only by a subsequent writing signed by authorized representatives of both parties, indicating an intent to amend the Contract.


3.10 Severability.
     -------------

     If any provision of this Contract is held invalid or unenforceable, the remaining provisions shall not be affected thereby, and the parties shall in good faith attempt to amend this Contract to eliminate such invalidity or unenforceability.

3.11    Advertising.
        -----------

        Each party hereto agrees not to use the name of the other party in the first party's advertising regarding any optical fiber without the second party's prior written consent.


3.12    Confidentiality.
        ---------------

        Each party agrees that all confidential information (which shall only be commercial in nature of a type which may be legally shared between competitors) provided hereunder to it by the other party (which the transmitting party designates in writing as being confidential) will be kept confidential by the receiving party (using the same standard of care as the receiving party uses to protect its own similar confidential information); and shall not be sold to or disclosed in any other manner to any third party by the receiving party for a period of five (5) years commencing on the date when the transmitting party delivers such information to the receiving party.

        The preceding sentence shall not apply to:

        (a) Information which at the time of disclosure hereunder is in the public domain;

        (b) Information which after disclosure hereunder is published or otherwise becomes part of the public domain through no fault of the receiving party, but only after it is published or comes into the public domain;

    (c) Information which the receiving party can document through written records as having been in its possession at the time of its disclosure to either hereunder; and

    (d) Information which has been or may in the future be disclosed or delivered to the receiving party by any third party which does not have an obligation to the transmitting party to refrain from disclosing such information.

          In no event will either party transmit to the other any confidential information relating to the design, composition or manufacture of optical fiber or optical fiber coatings.

      The parties have caused this Contract to be signed by their duly authorized representatives in a manner legally binding upon the parties.


SPECTRAN CORPORATION                       CORNING INCORPORATED

By: /s/ R. E. Jaeger                       By: /s/ Wendell P. Weeks
   ----------------------------               ---------------------------

Printed                                    Printed
Name:  Raymond E. Jaeger                   Name:  Wendell P. Weeks
     --------------------------                 --------------------------
                                                  Vice President &
Title:  Chairman                           Title: Deputy General Manager
      -------------------------                  -------------------------
                                                  Telecommunications
                                                  Products Division

                                           By:
                                              ----------------------------

                                           Printed
                                           Name:  James Krueger
                                                --------------------------
                                                  Vice President, Matls. Mgmt.
                                           Title: Corporate Procurement
                                                 -------------------------

                                              * CONFIDENTIAL TREATMENT GRANTED



                                 ATTACHMENT A

                   Estimated Monthly Shipment Schedule - 1996

                                                Multimode
                                                Fiber KKM
Calendar Month                                to be shipped
--------------                                -------------

January
February
March
April                                             ***
May
June
July
August
September
October
November
December

                                              * CONFIDENTIAL TREATMENT GRANTED




                                 ATTACHMENT B

              Optical Fiber Pricing and Purchase Specifications




                                   ***

                                              * CONFIDENTIAL TREATMENT GRANTED



                                  EXCEPTIONS

                                   ***


1.4.1 *** Requirements
      ----------------

SpecTran does  ***
 ***                                                   SpecTran ***
                                   SpecTran's
                         and SpecTran ***

2.1.2          ***
      ------------

SpecTran will  ***

                                        This will ***


2.3.2.1 ***
        ----------

SpecTran ***

                              SpecTran believes  ***

2.4.4 ***
      ------------

In light of ***
                                                       SpecTran does  ***


2.4.6 Miscellaneous
      -------------

Historically ***
                                                          In addition, the ***
                                                         Based on these comments
  ***

                                              * CONFIDENTIAL TREATMENT GRANTED


--------------------------------------------------------------------------------

THESE PURCHASE SPECIFICATIONS ARE SUBJECT TO THE PRECEDING TWO PAGES OF ATTACHMENT B, WHICH PAGES ARE ENTITLED "OPTICAL FIBER PRICING AND PURCHASE SPECIFICATIONS" AND "EXCEPTIONS."


                             PURCHASE SPECIFICATION
                                       FOR
                              SPECTRAN INCORPORATED
                              ***         MULTIMODE
                                 OPTICAL FIBER
                               SUPPLIED TO CORNING
                                  INCORPORATED


***
***                                               ***

--------------------------------------------------------------------------------



***

                                                * CONFIDENTIAL TREATMENT GRANTED


--------------------------------------------------------------------------------
TITLE: Purchase Specification for SpecTran
       Incorporated ***       Multimode
       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------

1.   General
     -------

     1.1  Product Description
     1.2  Product Application
     1.3  Documentation
     1.4  Packaging, Shipping and Storage

          1.4.1     ***
          1.4.2     Plastic Spool
          1.4.3     Wind
          1.4.4     Shipping Package
          1.4.5     Skid Requirements
          1.4.6     Storage Environment

     1.5  Identification
     1.6  Electronic Data
     1.7  Specification Changes
     1.8  Limiting Values
     1.9  Operating Temperature Range
     1.10 Optical Fiber Design, Process, Testing, and Packaging Modifications
     1.11 Material Hazard

2.   Performance Specifications and Test Procedures
     ----------------------------------------------

     2.1  Optical Parameters

          2.1.1     Attenuation

                    2.1.1.1   ***
                    2.1.1.2   ***
                    2.1.1.3   ***
                    2.1.1.4   ***

          2.1.2     Bandwidth
          2.1.3     Numerical Aperture
          2.1.4     Dispersion

     2.2  Environmental Parameters
          2.2.1     ***
          2.2.2     ***
          2.2.3     Temperature-Humidity Cycling
          2.2.4     ***
          2.2.5     ***
          2.2.6     Material Compatibility


***

                                               * CONFIDENTIAL TREATMENT GRANTED


--------------------------------------------------------------------------------
TITLE: Purchase Specification for SpecTran
       Incorporated ***       Multimode
       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------


     2.3  Dimensional Parameters
          2.3.1     Length
          2.3.2     Glass Geometry
                    2.3.2.1   Core Diameter
                    2.3.2.2   Core Non-Circularity
                    2.3.2.3   ***
                    2.3.2.4   Cladding Diameter
                    2.3.2.5   ***

          2.3.3     ***
                    2.3.3.1   ***
                    2.3.3.2   ***
                    2.3.3.3   ***

     2.4  Mechanical Parameters
          2.4.1     Proof Test
          2.4.2     ***
          2.4.3     ***
          2.4.4     ***
          2.4.5     Coating ***
          2.4.6     Miscellaneous

     2.5  General Parameters
          2.5.1     ***
          2.5.2     ***
          2.5.3     Coating Characteristics
          2.5.4     ***

3.   Quality Assurance




***

                                                * CONFIDENTIAL TREATMENT GRANTED

--------------------------------------------------------------------------------
TITLE: Purchase Specification for SpecTran
       Incorporated ***       Multimode
       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------

1.   General
     -------

     1.1  Product Description
          -------------------

          ***

          The product shall meet the applicable fiber requirements of ***
          ***







     1.2  Product Application
          -------------------

          The product shall be capable for use in ***


     1.3  Documentation
          -------------

          Unless otherwise agreed upon, the order of precedence of documentation detailing requirements shall be as follows (in increasing order of precedence): this specification, contractual agreements within the limits of this specification, and mutually agreed upon purchase orders from Corning Incorporated giving explicit details within the limits of this specification.

     1.4  Packaging, Shipping and Storage
          -------------------------------

          1.4.1     ***

          1.4.2     Plastic Spool
                    -------------

                    The shipping spool shall have a nominal width of *** with a flange diameter of *** The center hole shall be nominally
                    *** in diameter. A ***                 and shall be free of
                    contaminants that may adversely affect the coloring or strength of the fiber. A protective film wrap shall be applied over the exposed fiber on the spool.

***

                                                * CONFIDENTIAL TREATMENT GRANTED

--------------------------------------------------------------------------------
TITLE: Purchase Specification for SpecTran
       Incorporated ***       Multimode
       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------

          1.4.3     Wind
                    ----

                    The fiber wind tension on the shipping reel shall be sufficient to maintain the integrity of the wind during shipping, handling and storage ***



          1.4.4     Shipping Package
                    ----------------

                    The spools of fiber shall be further packaged in a protective container, sealed and labeled according to standard commercial practice. All fibers shipped in a single container shall be of the same specified attenuation, normalized bandwith, length, and fiber type, unless otherwise authorized by customer purchasing.

          1.4.5     Skid Requirements
                    -----------------

                    All material should be shipped on a skid. The skid should be constructed to withstand the weight of the raw material to be shipped. Acceptable skid sizes are:

                              Maximum -- *** wide, ** deep, ** high
                              Minimum -- **  wide, ** deep, ** high

          1.4.6     Storage Environment (on the shipping spool)
                    ------------------------------------------

                    [****                                   ]

     1.5  Identification
          --------------

          Each fiber shall be assigned a unique traceable identification number by SpecTran that shall be included on the fiber reel label in both plain text and bar code.

     1.6  Electronic Data Transfer
          ------------------------

          An electronic data file on an IBM compatible 3.5" diskette shall accompany each shipment at a minimum ***
               The data shall include the fiber identification number and shall contain the following for each fiber at a minimum:


***

                                                * CONFIDENTIAL TREATMENT GRANTED

--------------------------------------------------------------------------------
TITLE: Purchase Specification for SpecTran
       Incorporated ***               Multimode
       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------

        1.6  Electronic Data Transfer Con't.
             -------------------------------

                        Fiber Length
                        Product/Glass Type Designator
                        Coating Type Designator
                        Date Received/Date Shipped
                        Order Identification Number
                                (SpecTran's Order/Order Item Identifier)
                        ***

                        Proof Test Value


            ***                                                    determined by
             the fiber vendor and the data shall be provided as available:


                        ***


        1.7  Specification Changes
             ---------------------

             This specification is subject to change. Requests for specification changes shall be evaluated and responded to by the legatee party within 30 days of their receipt. The recipient is to notify the requester upon the initial receipt of the specification change request.

        1.8  Limiting Values
             ---------------

             The following applies to all limits in this specification. For purposes of determining conformance with this specification.
                                                                        ***


***                1                                                Page 6 of 18

                                               * CONFIDENTIAL TREATMENT GRANTED

-------------------------------------------------------------------------------
TITLE:  Purchase Specification for SpecTran
        Incorporated ***       Multimode
        Optical Fiber Supplied to Corning Incorporated
-------------------------------------------------------------------------------



        1.9    Operating Temperature Range
               ---------------------------

               ***

        1.10   Optical Fiber Design, Process, Testing Procedures and Packaging
               ---------------------------------------------------------------
               Modifications
               -------------

               SpecTran shall not modify the optical fiber design, manufacturing process(es), testing procedures or packaging that affect the form, fit or function of customer purchased fibers without providing the customer written notification ** days in advance of the process change(s). ***



        1.11   Material Hazard
               ---------------

               All recommended material and procedures shall comply with Occupational Safety and Health Administration (OSHA) and Environmental Protection Agency (EPA) standards and applicable federal, state and local laws and regulations.

               SpecTran shall submit Material Safety Data Sheets (MSDS) for the product. A new MSDS shall be submitted whenever modifications to the MSDS are effected.

2.      Performance Specifications And Test Procedures
        ----------------------------------------------

        It is preferred that industry standard test methods be used whenever possible. Any reference to EIA/TIA-455 shall be to current FOTPs. Advance written notification shall be provided to the customer whenever there is a change in SpecTran test methods.

        For all test procedures described in this section,  ***

        2.1     Optical Parameters
                ------------------

                2.1.1   Attenuation
                        -----------

                        2.1.1.1  ***





 ***                                                             Page 7 of 18

                                                 *CONFIDENTIAL TREATMENT GRANTED

--------------------------------------------------------------------------------
TITLE: Purchase Specification for SpecTran
       Incorporated ***         Multimode
       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------



                                 Test Procedure
                                 --------------

                                 The attenuation shall be measured in
                                 accordance with ***



                        2.1.1.2  ***



                                 Test Procedure
                                 --------------

                                 The attenuation shall be measured in
                                 accordance with ***


                        2.1.1.3  ***



                                 Test Procedure
                                 --------------

                                 ***


                        2.1.1.4  ***

                                 ***


                                 Test Procedure
                                 --------------

                                 ***


***                                                                 Page 8 of 18

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--------------------------------------------------------------------------------
TITLE: Purchase Specification for SpecTran
       Incorporated ***         Multimode
       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------



                2.1.2  Bandwidth
                       ---------

                       The normalized modal bandwidth values shall be specified on the purchase order or contract. ***




                       Test Procedure
                       --------------

                       Bandwidth shall be measured in accordance with ***



                2.1.3  Numerical Aperture
                       ------------------

                       The numerical aperture shall be ***

                       Test Method
                       -----------

                       The numerical aperture shall be measured in accordance with ***


                2.1.4  Dispersion
                       ----------

                            ***






***                                                                 Page 9 of 18

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TITLE:  Purchase Specification for SpecTran
        Incorporated ***       Multimode
        Optical Fiber Supplied to Corning Incorporated
-------------------------------------------------------------------------------



                             Test Procedure
                             --------------

                             Dispersion shall be measured in accordance with ***

        2.2     Environmental Parameters
                ------------------------

                2.2.1   ***



                        Test Procedure
                        --------------
                        ***









                2.2.2   ***

                        Test Procedure
                        --------------
                        ***





***                                                              Page 10 of 18

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       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------

                      ***








                2.2.3  Temperature-Humidity Cycling
                       ----------------------------
                       The induced attenuation from ***




                       Test Procedures
                       ---------------

                       Fiber shall be tested as follows and measured in accordance with ***









                2.2.4  ***







***

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TITLE: Purchase Specification for SpecTran
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       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------


                       Test Procedures
                       ---------------

                       Fiber shall be tested in accordance with ***








                2.2.5  ***






                       Test Procedure
                       --------------

                       ***






***                                                                Page 12 of 18

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TITLE: Purchase Specification for SpecTran
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       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------



                2.2.6  Material Compatibility
                       ----------------------

                       ***



                       Test Procedure
                       --------------

                            ***



           2.3  Dimensional Parameters
                ----------------------

                2.3.1  Length
                       ------

                       ***






                2.3.2  Glass Geometry
                       --------------

                       2.3.2.1 Core Diameter
                               -------------

                               The core diameter shall be ***

                               Test Procedure
                               --------------

                               The core diameter shall be measured in
                               accordance with ***







***                                                             Page 13 of 18

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--------------------------------------------------------------------------------
TITLE: Purchase Specification for SpecTran
       Incorporated ***         Multimode
       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------

                        2.3.2.2  Core Non-Circularity
                                 ---------------------

                                 Core non-circularity shall be ***


                                 Test Procedure
                                 --------------

                                 ***

                        2.3.2.3  ***

                                 Test Procedure
                                 --------------

                                 ***

                        2.3.2.4  Cladding Diameter
                                 -----------------

                                 Cladding diameter shall be ***

                                 Test Procedure
                                 --------------

                                 Cladding diameter ***

                        2.3.2.5  ***


***                                                               Page 14 of 18

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TITLE: Purchase Specification for SpecTran
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       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------



                                 Test Procedure
                                 --------------

                                 ***

                2.3.3  ***



                        2.3.3.1  ***



                        2.3.3.2  ***




                        2.3.3.3  ***


        2.4  Mechanical Parameters
             ---------------------

                2.4.1  Proof Test
                       ----------

                       ***

                       The fiber shall be tested in accordance with ***

                2.4.2  ***




***                                                                Page 15 of 18

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--------------------------------------------------------------------------------
TITLE: Purchase Specification for SpecTran
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--------------------------------------------------------------------------------

                       Test Procedure
                       --------------

                       Testing shall be performed in accordance with ***


                2.4.3  ***

                       Test Procedure
                       --------------

                2.4.4  ***

                       Test Procedure
                       --------------

                       ***


***                                                                Page 16 of 18

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TITLE: Purchase Specification for SpecTran
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       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------



                2.4.5  Coating ***
                       -----------
                       ***






                       Test Procedure
                       --------------
                       ***






                2.4.6  Miscellaneous
                       -------------

                       SpecTran shall perform the tests listed below and state the specific frequency at which the tests are performed in its quality assurance program. Test data and/or test procedures shall be ***






                       Test Procedures
                       ---------------

                       SpecTran may ***


           2.5  General Parameters
                ------------------

                2.5.1  ***

                       There shall be ***
                                           There shall be ***




***                                                               Page 17 of 18

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--------------------------------------------------------------------------------
TITLE: Purchase Specification for SpecTran
       Incorporated ***         Multimode
       Optical Fiber Supplied to Corning Incorporated
--------------------------------------------------------------------------------


                2.5.2  ***

                2.5.3  Coating Characteristics
                       -----------------------

                       The coating shall be ***
                                              The coating shall be ***

                2.5.4  Group Index of Refraction
                       -------------------------

                        SpecTran shall provide ***

    3.  Quality Assurance
        -----------------

        3.1 SpecTran is required to have a formally documented quality program. The customer reserves the right to verify that such a program exists through audits, surveys or both. SpecTran's quality management system shall meet the standards as outlined in ***

        3.2  SpecTran shall supply ***



***                                                               Page 18 of 18